UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2023

BLOCKCHAIN COINVESTORS ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41050	98-1607883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 1093, Boundary Hall

Cricket Square, Grand Cayman

KY1-1102, Cayman Islands

(Address of principal executive offices, including zip code)

(345) 814-5726

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	BCSAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the Units	BCSA	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units	BCSAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On October 13, 2023, Blockchain Coinvestors Acquisition Sponsors I LLC (the “Sponsor”), the sponsor of Blockchain Coinvestors Acquisition Corp. I (“BCSA”), entered into one or more agreements (the “Non-Redemption Agreements”) with unaffiliated investors in exchange for an agreement not to redeem Class A ordinary shares of BCSA (the “Non-Redeemed Shares”) in connection with the extraordinary general meeting in lieu of the 2023 annual general meeting of shareholders called by BCSA (the “Meeting”) to approve, among other things, an extension of time for the Company to consummate an initial business combination (the “Extension Proposal”) from November 15, 2023 to May 15, 2024 (the “Extension”). In exchange for the foregoing commitment not to redeem such shares, the Sponsor has agreed to transfer to such investors an aggregate of 30,000 ordinary shares of BCSA held by the Sponsor per 200,000 Non-Redeemed Shares immediately following consummation of an initial business combination if the investors continue to hold the Non-Redeemed Shares through the Meeting and the Extension is approved. The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Proposal, or any of the other matters to be voted upon, is approved by shareholders but will increase the amount of funds that remain in BCSA’s trust account following the Meeting.

The Sponsor may enter into other Non-Redemption Agreements with one or more shareholders that agree not to redeem all or a portion of their Class A ordinary shares in connection with the proposals to be voted on at the Meeting, including the Extension Proposal. No additional funds will be deposited into BCSA’s trust account.

Subject to BCSA obtaining shareholder approval of the Extension Proposal, BCSA intends to, on or prior to November 15, 2023, liquidate the U.S. government treasury obligations or money market funds held in its trust account and thereafter to hold all funds in the trust account in an interest-bearing demand deposit account until the earlier of consummation of its initial business combination or liquidation.

BCSA will not utilize any funds from the trust account to pay any potential excise taxes that may become due upon a redemption of Class A ordinary shares.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption and Share Transfer Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Participants in the Solicitation

BCSA and its directors, executive officers, other members of management and employees may, under Securities and Exchange Commission (“SEC”) rules, be considered participants in the solicitation of proxies of BCSA’s shareholders in favor of the approval of the Extension Proposal and the other proposals to be voted upon at the Meeting. Investors and security holders may obtain more detailed information regarding these proposals, as well as the names, affiliations and interests of BCSA’s directors and officers in the definitive proxy statement dated September 1, 2023 (the “Proxy Statement”), which may be obtained free of charge at the SEC’s website at www.sec.gov or by directing a request to BCSA’s corporate secretary by mail at PO Box 1093, Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands or by phone at (345) 814-5726.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on the current expectations of BCSA’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability, and include statements regarding, among other things, BCSA’s expectation that it will enter into additional Non-Redemption Agreements with additional shareholders. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These statements are subject to a number of risks and uncertainties indicated from time to time in BCSA’s filings with the SEC. There may be additional risks that BCSA presently does not know or that BCSA currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide BCSA’s expectations, plans or forecasts of future events and views as of the date of this communication. BCSA anticipates that subsequent events and developments will cause BCSA’s assessments to change. However, while BCSA may elect to update these forward-looking statements at some point in the future, BCSA specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing BCSA’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Non-Redemption and Share Transfer Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2023	BLOCKCHAIN COINVESTORS ACQUISITION CORP. I

	By:	/s/ Lou Kerner
	Name:	Lou Kerner
	Title:	Chief Executive Officer

3